------------------------------------------------------------------------------------------------------------------------------------
                                              OFFICE OF THE UNITED STATES TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                            )    -------------------------------------------------------------------
IN RE:                                                      )    |             DEBTOR IN POSSESSION OPERATING REPORT
                                                            )    |             -------------------------------------
PREMIER CONCEPTS, INC.,                                     )    |
                                                            )    |  REPORT NUMBER    12                                 Page 1 of 3
                                                            )    |                             FOR THE PERIOD FROM:     08/30/2004
                                                     DEBTOR )    |                                              TO:     09/26/2004
                                                            )    -------------------------------------------------------------------
------------------------------------------------------------)
CHAPTER 11 CASE NO. LA 03-36445-BR                          )
------------------------------------------------------------)

1.  Profit and Loss Statement:
A.  Related to Business Operations:
          Gross Sales
                                                                    ----------------------
          Less Sales Returns and Discounts
                                                                    ----------------------
                Net Sales                                                                               187,893
                                                                                            --------------------
          Less:  Cost of Goods Sold
               Beginning Inventory at Cost
                                                                    ----------------------
               Add:  Purchases
                                                                    ----------------------
               Less:  Ending Inventory at Cost
                                                                    ----------------------
                    Cost of Goods Sold                                                                   66,675
                                                                                            --------------------
          Gross Profit                                                                                                      121,218
                                                                                                                  ------------------

          Other Operating Revenue (Specify)

Less:  Operating Expenses
          Officer Compensation
                                                                    ----------------------
          Salaries & Wages - Other Employees
                                                                    ----------------------
               Total Salaries & Wages                                                                   109,920
                                                                                            --------------------
               Employee Benefits
                                                                    ----------------------
          Payroll Taxes
                                                                    ----------------------
          Real Estate Taxes
                                                                    ----------------------
          Federal and State Income Taxes
                                                                    ----------------------
                Total Taxes                                                                               7,913
                                                                                            --------------------
          Rent and Lease Exp. (Real and Personal Property)                        107,281
                                                                    ----------------------
          Interest Expense (Mortgage, Loan, etc.)                                   2,570
                                                                    ----------------------
          Insurance                                                                 3,306
                                                                    ----------------------
          Automobile Expense                                                            -
                                                                    ----------------------
          Utilities (Gas, Electric, Water, Telephone, etc.)                         9,814
                                                                    ----------------------
          Depreciation and Amortization                                            13,766
                                                                    ----------------------
          Repairs and Maintenance                                                   3,641
                                                                    ----------------------
          Advertising                                                                   -
                                                                    ----------------------
          Supplies, Office Expenses, Photocopies, etc.*                            24,637
                                                                    ----------------------
          Bad Debts                                                                     -
                                                                    ----------------------
          Miscellaneous Operating Expenses (Specify)                                    -
                                                                    ----------------------
               Total Operating Expenses                                                                                     282,848
                                                                                                                  ------------------
          Net Gain/(Loss) from Business Operations                                                                         (161,630)
                                                                                                                  ------------------
* Reversal of prior year accrual at Year-end.


B.  Not Related to Business Operations
          Income:
               Interest Income - interest on Bond
                                                                    ----------------------
               Other Non-Operating Revenues, Gain on Invest.
                                                                    ----------------------
               Gross Proceeds on Sale of Assets
                                                                    ----------------------
               Less:  Original Cost of Assets plus Expenses of Sale
                                                                    ----------------------
                    Net Gain/(Loss) on Sale of Assets
                                                                    ----------------------
               Total Non-Operating Income                                                                     -
                                                                                            --------------------
          Expenses Not Related to Business Operations:
               Legal and Professional Fees                                         54,996
                                                                    ----------------------
               Other Non-Operating Expenses, Loss on Investment
                                                                    ----------------------
                    Total Non-Operating Expenses                                                         54,996
                                                                                            --------------------

          NET INCOME /(LOSS) FOR PERIOD                                                                                    (216,626)
                                                                                                                  ==================

NOTE: DEBTOR KEEPS ITS BOOKS ON A FOUR-WEEK MONTHLY CYCLE TO ACCOMMODATE ITS RETAIL BUSINESS. ACCOUNTING PERIOD FOR THIS REPORT IS
AUGUST 30, 2004 TO SEPTEMBER 26, 2004.
------------------------------------------------------------------------------------------------------------------------------------
Revised April 1989                                        OPERATING REPORT                                                    UST-12
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            DEBTOR IN POSSESSION OPERATING REPORT NO. 12
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 2 of 3

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                                                 -------------------------------------------
                                                    Accounts Payable    Accounts Receivable
                                                 -------------------------------------------
Current                      Under 30 days       $          101,574       $            --
Overdue                      31 - 60 days        $           73,412       $            --
Overdue                      61 - 90 days        $          203,009       $            --
Overdue                      91 - 120 days       $          138,701       $            --
Overdue                      121 + days          $          296,753       $            --
Total                                            $          813,449       $            --
                                                 -------------------------------------------


3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Post-Petition
                                     Frequency of                                                         Payments Not Made
                                     Payments per           Amount of                             ----------------------------------
      Creditor/Lessor               Lease/Contract         Each Payment        Next Payment Due       Number            Amount
------------------------------------------------------------------------------------------------------------------------------------
SEE ATTACHED LIST OF PAYMENTS TO LESSORS
Totals for Lessors                    Monthly              $  104,184               Sep-04         see attached        $   89,506
David Gordon                          Monthly              $    1,500               Sep-04              3              $    4,500
Stephlaur                             Monthly              $      370               Sep-04
BankOne                               Monthly              $      700               Sep-04

------------------------------------------------------------------------------------------------------------------------------------


4. Tax Liability:

                             Gross Payroll Expense For Period                 $      109,920
                             Gross Sales for Period Subject to Sales Tax      $      187,893

                                             ---------------------------------------------------------------------------------------
                                                                                                       Post Petition Taxes
                                                       Date Paid              Amount Paid *                Still Owing
                                             ---------------------------------------------------------------------------------------

Federal Payroll and Withholding Taxes                                            $0.00                            $      9,107
State Payroll and Withholding Taxes                                              $0.00                            $      1,199
State Sales and Use Tax                                                          $0.00             Jan-Sept       $    162,574
Real Property Taxes                                                              $0.00
                                             ---------------------------------------------------------------------------------------

                           * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5. Insurance Coverage:
                                             ---------------------------------------------------------------------------------------
                                                        Carrier/             Amount of           Policy           Premium Paid
                                                         Agent               Coverage           Exp. Date           Thru Date
                                             ---------------------------------------------------------------------------------------

Worker's Compensation                            Venbrook/Hartford           1,000,000          10/10/04             10/10/04
Worker's Compensation - CA                       Venbrook/Hartford           1,000,000          12/19/04             12/19/04
Worker's Compensation - FL                       Venbrook/Zenith             1,000,000          11/18/04             08/01/04
Liability                                        Venbrook/Hartford           1,000,000          10/07/04             10/07/04
Umbrella Policy                                  Venbrook/Hartford           5,000,000          10/10/04             10/07/04
Property                                         Venbrook/Hartford           2,800,000          10/07/04             10/07/04
Property - FL                                 Lloyds of London/Hartford        325,000          11/04/04             11/04/04
Liability - FL                                   Venbrook/Hartford           1,000,000          11/04/04             11/04/04
Life (Beneficiary:________________)
Vehicle                                          Venbrook/Hartford           1,000,000          10/07/04             10/07/04
Other

                                             ---------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            DEBTOR IN POSSESSION OPERATING REPORT NO. 12
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 3 of 3

6. Questions:

         A.       Has the Trustee provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?
                    _____ :  Yes   Explain: _______________________________________________________
                      X   :  No
         B.       Has the Trustee, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
                    _____ :  Yes   Explain: _______________________________________________________
                      X   :  No


7. Statement of Unpaid Professional Fees (Post-Petition Only):

                        --------------------------------------------------------------------------------------
                                                                     Type                   Post-Petition
                             Name of Professional                Professional                Unpaid Total
                        --------------------------------------------------------------------------------------
                        Robinson, Diamant & Wolkowitz*         Debtor's attorneys              159,703
                        Archetype Group **                     Management Fees                 412,000


                        --------------------------------------------------------------------------------------
                        *
                        **Archetype Group is in the process of being employed as Debtor's business consultants.


8. Narrative Report of Significant Events and Events Out of the Ordinary Course of Business:

None noted during reporting period.







9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

------------------------------------------------------------------------------------------------------------------------------------
                         Quarterly
     Quarterly         Disbursements       Quarterly                                                                  Quarterly
   Period Ending        for Quarter           Fee             Date Paid         Amount Paid       Check No.        Fee Still Owing
------------------------------------------------------------------------------------------------------------------------------------
4th Quarter 2003      $ 1,435,516.13      $ 5,000.00          02/23/2004        $  5,000.00         10621            $         -
1st Quarter 2004      $ 1,427,084.54      $ 5,000.00          05/26/2004        $  5,000.00         10980            $         -
2nd Quarter 2004      $ 1,273,189.26      $ 5,000.00          08/02/2004        $  5,000.00         11096            $         -
3rd Quarter 2004      $   975,946.25


------------------------------------------------------------------------------------------------------------------------------------



I, Terry G. Washburn, President of Premier Concepts, Inc., declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.



Dated:                                                                  Signed:
       -----------------------------------------------                          ----------------------------------------------------


PREMIER CONCEPTS, INC.
CH. 11 CASE NO. LA 03-36445-BR

                                                 OPERATING REPORT - ATTACHMENT NO. 12

                                                                                                               ---------------------
                                                                                                                 POST PETITION
                                                                                                                 PAYMENTS NOT MADE
------------------------------------------------------------------------------------------------------------------------------------
STORE                                                                          AMT OF              NEXT                     TOTAL
 NO.    STORE                                      LANDLORD                  MONTHLY PMT        PAYMENT DUE     NUMBER      AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
  7     THE RIO- Elegent Pretenders                Rio Hotel & Casino,          4,000            09/01/2004
        3700 W. Flamingo Rd, SP 15A                Inc.
        Las Vegas, NV 89103
------------------------------------------------------------------------------------------------------------------------------------
  8     UNION STATION- Impostors                   Jones Lang LaSalle           4,896            09/01/2004
        50 Massachusetts Ave. N.E.,                Mgmt - Union Station
        SP 236
        Washington, DC 20002
------------------------------------------------------------------------------------------------------------------------------------
  9     VALLEY FAIR- Impostors                     Westfield - Valley Fair      9,275            09/01/2004
        2855 Stevens Creek Blvd.
        SP 1131
        Santa Clara, CA 95050
------------------------------------------------------------------------------------------------------------------------------------
 11     CARMEL PLAZA- Impostors                    Macerich Carmel L.P.         7,032            09/01/2004        4        28,129
        Ocean Avenue between Mission and
        Junipero
        Carmel-By-The-Sea, CA
------------------------------------------------------------------------------------------------------------------------------------
 12     HARBOR PLACE- Impostors                    Rouse/Harborplace            6,515            09/01/2004
        201 E. Pratt, SP 16                        Associates
        Baltimore, MD 21202
------------------------------------------------------------------------------------------------------------------------------------
 14     PALM DESERT- Impostors                     Westfield Palm Desert        5,867            09/01/2004
        72-840 Highway 111, SP 126
        Palm Desert, CA 92260
------------------------------------------------------------------------------------------------------------------------------------
 17     STONERIDGE- Impostors                      Taubman/                     8,974            09/01/2004
        2049 Stoneridge Mall                       Stoneridge Properties
        Pleasanton, CA 92101                       LLC
------------------------------------------------------------------------------------------------------------------------------------
 20     GEORGETOWN PARK- Impostors                 Georgetown Park              2,500            09/01/2004
        3222 M Street NW                           Associates
        Washington, DC 20007
------------------------------------------------------------------------------------------------------------------------------------
 21     FISHERMANS WHARF- Impostors                Anchorage Enterprise         8,000              Store
        333 Jefferson Street #103                  LLC                                            Open in
        San Francisco, CA 94133                                                                   July 04
------------------------------------------------------------------------------------------------------------------------------------
 23     UNION SQUARE- Impostors                    Union Square                                    Store
        295 Geary Street                           Building/Brett &                              Closed in
        San Francisco, CA 94102                    Company                                         Jan 04
------------------------------------------------------------------------------------------------------------------------------------



PREMIER CONCEPTS, INC.
CH. 11 CASE NO. LA 03-36445-BR

                                                 OPERATING REPORT - ATTACHMENT NO. 12

                                                                                                               ---------------------
                                                                                                                 POST PETITION
                                                                                                                 PAYMENTS NOT MADE
------------------------------------------------------------------------------------------------------------------------------------
STORE                                                                          AMT OF              NEXT                     TOTAL
 NO.    STORE                                      LANDLORD                  MONTHLY PMT        PAYMENT DUE     NUMBER      AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
 24     WHITE FLINT- Impostors                     Lerner Corporation-          7,570            09/01/2004
        11301 Rockville Pike, SP 1-4.11            White Flint Mall
        Kensington, MD 20895
------------------------------------------------------------------------------------------------------------------------------------
 25     TOWSON TOWN CENTER- Impostors              Towson Town Center LLC       5,059            09/01/2004
        825 Dulaney Valley Rd., SP 3260
        Towson, MD 21204
------------------------------------------------------------------------------------------------------------------------------------
 29     PARK MEADOWS- Impostors                    Park Meadows LLC             8,273            09/01/2004
        8505 Park Meadows Cntr Dr.,
        SP 2125
        Littleton, CO 80124
------------------------------------------------------------------------------------------------------------------------------------
 30     THE ALADDIN- Joli Joli                     Boulevard Invest, LLC        9,352            09/01/2004        3        28,057
        3663 Las Vegas Blvd. South
        Ste. 310
        Las Vegas, NV 89109
------------------------------------------------------------------------------------------------------------------------------------
 31     FASHION SQUARE- Impostors                  Scottsdale Fashion           6,062            09/01/2004
        7014 E. Camelback Road                     Square Partnership
        K1-18
        Scottsdale, AZ 85251
------------------------------------------------------------------------------------------------------------------------------------
 35     THE BORGATA- Impostors                     Westcor                                         Store
        6166 North Scottsdale Rd.,                 TWC Borgata Holding,                          Closed in
        SP 705                                     LLC                                            July 04
        Scottsdale, AZ 85253
------------------------------------------------------------------------------------------------------------------------------------
 38     COASTLAND CENTER- Impostors                General                      4,564            09/01/2004
        1928 N. Tamiani Trail                      Growth/Coastland
        Naples, FL 34102                           Center, LP
------------------------------------------------------------------------------------------------------------------------------------
 40     MENLO PARK- Impostors                      4666 Shopping Center                            Store           4        33,320
        333 Menlo Park, SP 2235                    Associates                                    Closed in
        Edison, NJ 08837                                                                          Aug 04
------------------------------------------------------------------------------------------------------------------------------------
 41     SAWGRASS MILLS- Impostors                  The Mills                                       Store
        2604 Sawgrass Mills Cir., #1101                                                          Closed in
        Sunrise, FL 33323                                                                         Jan 04
------------------------------------------------------------------------------------------------------------------------------------
 43     THE FALLS - Impostors                      The Falls Shopping           6,245            09/01/2004
        8888 SW 136th Street, Suite 370A           Center Assoc.
        Miami, FL 33176
------------------------------------------------------------------------------------------------------------------------------------
        TOTAL                                                                 104,184                             11        89,506
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 OFFICE OF THE UNITED STATES TRUSTEE
                                                                                                                            PAGE 1
                                                   CENTRAL DISTRICT OF CALIFORNIA
------------------------------------------------------------------------------------------------------------------------------------
                                                        )
IN RE:                                                  )    DEBTOR IN POSSESSION INTERIM STATEMENT
                                                        )
PREMIER CONCEPTS, INC.,                                 )          STATEMENT NO.:     12
                                                        )    FOR THE PERIOD FROM:     09/01/2004
                                                        )                     TO:     09/30/2004
                                                 DEBTOR )
                                                        )                                             ------------------------------
--------------------------------------------------------)                                             DIRECT DEPOSIT  PRE-PETITION
--------------------------------------------------------)  -------------------------------------------------------------------------
CHAPTER 11 CASE NO. LA 03-36445-BR                      )     OPERATIONS       PAYROLL         TAX         MERCHANT      OPERATIONS
--------------------------------------------------------)      ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
--------------------------------------------------------)  -------------------------------------------------------------------------

CASH ACTIVITY ANALYSIS                                     -------------------------------------------------------------------------

A.  Total Receipts Per All Prior Interim Statements         4,503,182.08    1,522,859.15    75,200.00   3,241,317.53      585,208.99

B.  Less: Total Disbursements Per All Prior
         Interim Statements                                 4,479,395.81    1,518,838.68    75,117.07   3,217,663.79      585,208.99
                                                           -------------------------------------------------------------------------

C.  Beginning Balance                                          23,786.27        4,020.47        82.93      23,653.74              -
                                                           -------------------------------------------------------------------------
D.  Receipts During Current Period

         Per Attached Schedule                                363,000.00      112,000.00            -     165,377.69              -
                                                           -------------------------------------------------------------------------

E.  Balance Available                                         386,786.27      116,020.47        82.93     189,031.43              -
                                                           -------------------------------------------------------------------------
F.  Less: Disbursements During Period

         Per Attached Schedule                                324,448.89      110,735.98        10.00     184,479.26              -
                                                           -------------------------------------------------------------------------

G.  Ending Balance                                             62,337.38        5,284.49        72.93       4,552.17              -
                                                           -------------------------------------------------------------------------
                                                                                                                        account was
                                                                                                                        closed on
                                                                                                                        2/11/2004

H.  ACCOUNT INFORMATION
    (1).     General (Operations) Account
             (a)      Depository Name and Location             Wells Fargo Bank, Austin, Texas
             (b)      Account Number                           9488914509
    (2).     Payroll Account
             (a)      Depository Name and Location             Wells Fargo Bank, Austin, Texas
             (b)      Account Number                           5393677454
    (3).     Tax Account
             (a)      Depository Name and Location             Wells Fargo Bank, Austin, Texas
             (b)      Account Number                           5393677462
    (4).     Direct Deposit Merchant Account
             (a)      Depository Name and Location             Wells Fargo Bank, Austin, Texas
             (b)      Account Number                           5393677447
    (5).     Pre-Petition General Account - for Deposit only
             (a)      Depository Name and Location             Texas Bank, Grapevine, Texas
             (b)      Account Number                           630001812

I.  Other Monies On Hand:



I, Terry G. Washburn, President of Premier Concepts, Inc., declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowlege:

Dated:                                                            Signed:
-------------------------------------------------------------     ------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Revised June 1987                                        INTERIM STATEMENT                                                    UST-12
------------------------------------------------------------------------------------------------------------------------------------

CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 2
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     12
              RECEIPTS FOR THE PERIOD    FROM:     09/01/2004
                                           TO:     09/30/2004

                                                               -----------------
ACCT:  OPERATIONS                                                      AMOUNT
--------------------------------------------------------------------------------

   Transfer from WFB Merchant*                                       184,000.00
   Sweep from Retail Store accounts*                                  59,000.00
   Funding from Gordon                                                 5,000.00
   Funding from USN                                                   40,000.00
   Funding                                                            75,000.00

                                                               -----------------
   TOTAL                                                             363,000.00
                                                               =================

   *see retail store bank statements

CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 3
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     12
              RECEIPTS FOR THE PERIOD    FROM:     09/01/2004
                                           TO:     09/30/2004

                                                               -----------------
ACCT:  PAYROLL                                                      AMOUNT
--------------------------------------------------------------------------------

   Transfer from WFB Checking*                                       112,000.00

                                                               -----------------
   TOTAL                                                             112,000.00
                                                               =================

   * see attached bank statement

CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 4
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     12
              RECEIPTS FOR THE PERIOD    FROM:     09/01/2004
                                           TO:     09/30/2004

                                                               -----------------
ACCT:  TAX                                                           AMOUNT
--------------------------------------------------------------------------------

   Transfer from WFB Checking*


                                                               -----------------
   TOTAL                                                                      -
                                                               =================

   * see attached bank statement

CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 5
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     12
              RECEIPTS FOR THE PERIOD    FROM:     09/01/2004
                                           TO:     09/30/2004

                                                               -----------------
ACCT:  DIRECT DEPOSIT MERCHANT ACCOUNT                              AMOUNT
--------------------------------------------------------------------------------

   Merchant deposits*                                                165,377.69

                                                               -----------------
   TOTAL                                                             165,377.69
                                                               =================

   * see attached bank statement

CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 6
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     12
              RECEIPTS FOR THE PERIOD    FROM:     09/01/2004
                                           TO:     09/30/2004

                                                               -----------------
ACCT:  TEXAS BANK OPERATIONS                                        AMOUNT
--------------------------------------------------------------------------------

       None

                                                               -----------------
       TOTAL                                                                  -
                                                               =================


CASE NAME: PREMIER CONCEPTS, INC.                                                                                            PAGE 7
CASE NUMBER:  LA 03-36445-BR

                                                                                 STATEMENT NO.:     12
                                                               RECEIPTS FOR THE PERIOD    FROM:     09/01/2004
                                                                                            TO:     09/30/2004
ACCT:  OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
          PAYEE                            DESCRIPTION                       AMOUNT            CHECK NO.               DATE
------------------------------------------------------------------------------------------------------------------------------------

   Transfer to WFB Payroll*                                              112,000.00
   Bank Fees                                                                 201.62
   Payment **                                                            212,247.27


                                                                    ----------------

   TOTAL                                                                 324,448.89
                                                                    ================

   *see attached bank statement
   **see attached check register detail



CASE NAME: PREMIER CONCEPTS, INC.                                                                                            PAGE 8
CASE NUMBER:  LA 03-36445-BR

                                                                                 STATEMENT NO.:     12
                                                               RECEIPTS FOR THE PERIOD    FROM:     09/01/2004
                                                                                            TO:     09/30/2004
ACCT:  PAYROLL
------------------------------------------------------------------------------------------------------------------------------------
          PAYEE                            DESCRIPTION                       AMOUNT            CHECK NO.                DATE
------------------------------------------------------------------------------------------------------------------------------------

     Payroll payment*                                                     110,718.24
     Bank fees                                                                 17.74

                                                                    -----------------
     TOTAL                                                                110,735.98
                                                                    =================

     *see attached bank statement



CASE NAME: PREMIER CONCEPTS, INC.                                                                                            PAGE 9
CASE NUMBER:  LA 03-36445-BR

                                                                                 STATEMENT NO.:     12
                                                               RECEIPTS FOR THE PERIOD    FROM:     09/01/2004
                                                                                            TO:     09/30/2004
ACCT:  TAX
------------------------------------------------------------------------------------------------------------------------------------
          PAYEE                             DESCRIPTION                    AMOUNT               CHECK NO.                DATE
------------------------------------------------------------------------------------------------------------------------------------

   Payment
   Bank Fee                                                                    10.00

                                                                    -----------------
   TOTAL                                                                       10.00
                                                                    =================

   *see attached bank statement



CASE NAME: PREMIER CONCEPTS, INC.                                                                                            PAGE 10
CASE NUMBER:  LA 03-36445-BR

                                                                                 STATEMENT NO.:     12
                                                               RECEIPTS FOR THE PERIOD    FROM:     09/01/2004
                                                                                            TO:     09/30/2004
ACCT:  DIRECT DEPOSIT MERCHANT ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
          PAYEE                            DESCRIPTION                       AMOUNT            CHECK NO.                DATE
------------------------------------------------------------------------------------------------------------------------------------

   Transfer to WFB Checking*                                              184,000.00
   Bank Fees                                                                    4.26
   Merchant Fees                                                              475.00

                                                                    -----------------
   TOTAL                                                                  184,479.26
                                                                    =================

   *see attached bank statement



CASE NAME: PREMIER CONCEPTS, INC.                                                                                            PAGE 11
CASE NUMBER:  LA 03-36445-BR

                                                                                 STATEMENT NO.:     12
                                                               RECEIPTS FOR THE PERIOD    FROM:     09/01/2004
                                                                                            TO:     09/30/2004
ACCT:  TEXAS BANK OPERATION
------------------------------------------------------------------------------------------------------------------------------------
          PAYEE                        DESCRIPTION                           AMOUNT             CHECK NO.                DATE
------------------------------------------------------------------------------------------------------------------------------------



                                                                    ----------------
   TOTAL                                                                          -
                                                                    ================